SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 8, 2006
                                                           -----------

                       GOLDEN RIVER RESOURCES CORPORATION
                 (Exact Name of Company as Specified in Charter)
                     (formerly known as Bay Resources Ltd.)



           Delaware                  0-16097                98-007697
------------------------------   ---------------   -----------------------------
 (State or Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)             File No.)           Identification No.)


      Level 8, 580 St Kilda Road, Melbourne, Victoria Australia    3004
      -----------------------------------------------------------------

              (Address of Principal Executive Offices)          (Zip Code)


Company's telephone number               61-3-8532-2860

Company's facsimile number               61-3-8532-2805

Company's email address                  goldenriverresources@axisc.com.au
                                         ---------------------------------

Company's Web site address               www.goldenriverresources.com
                                         ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.02. Entry into a Material Definitive Agreement

Effective as of May 8, 2006, Golden River Resources Corporation, a Delaware corporation (the "Company") agreed to issue (the "Debt Conversion") to Fast Night Nominees Pty Ltd ("FNN"), 10 million shares (the "Shares") of common stock and option (the "Options") to purchase 20 million shares of common stock at an exercise price of A$0.20 per share and an expiration date of April 11, 2011, in repayment of A$2 million in loans from Wilzed Pty Ltd to the Company.

FNN is a company that is associated with the President of the Company, Mr. J. I. Gutnick.

The Company owes Wilzed, a company associated with the President of the Company, Mr J I Gutnick, A$2 million and Wilzed has agreed to accept the Shares and Options as satisfaction of the loan and has instructed the Company to issue the Shares and Options to FNN.


Item 3.02: Unregistered Sales of Equity Securities

The description of the Debt Conversion set forth above is hereby incorporated herein by this reference.

The Shares and Options that are being issued pursuant to the Debt Conversion are being issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") under Section 4(2) of the Act.


Item 5.03: Other Events

On May 8, 2006, the Company issued a press release announcing the intention to seek the necessary approvals to amend the Certificate of Incorporation to increase the authorized capital to 100 million shares of common stock, par value $0.001 per share.


Item 9.01: Financial Statement and Exhibits

(c)
Item 99.1: Press Release dated May 8, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GOLDEN RIVER RESOURCES CORPORATION (Company)


                                   By:   /s/ Peter Lee
                                       -------------------------------
                                         Peter Lee
                                         Director, Secretary and
                                         Chief Financial Officer

Dated: May 9, 2006